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                                                          EXHIBIT 10.(iv)(D)(10)


                      MONTGOMERY WARD & CO., INCORPORATED

                               Fourth Amendment
                                    to the
                      Montgomery Ward & Co., Incorporated
                           Retirement Security Plan

     WHEREAS, Montgomery Ward & Co., Incorporated, an Illinois corporation ("Ward"), maintains the Montgomery Ward & Co., Incorporated Retirement Security Plan ("Plan"); and

     WHEREAS, pursuant to Section 17.1 Power to Amend, the Benefit Plans
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Committee of Ward ("Committee") has reserved the power to amend the Plan; and

     WHEREAS, the Committee desires to amend the Plan.

     NOW, THEREFORE, the Plan is amended effective January 29, 1999 in the following manner:

     1.  Subsection 11.2 (f) Lump Sum Window Benefit, Section 11.9 Election to
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Change Method of Payment and Section 12.4 Election to Change Method of Payment
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are amended by deleting the reference to "January 31, 1999" wherever it appears in said sections and by substituting therefor "February 20, 1999."

     2. In all other respects, the Plan, as amended, shall continue in full force and effect.



                         MONTGOMERY WARD & CO., INCORPORATED


                         By: /s/ Philip Dobias
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                         Its: VP Comp, Benefits and HR Strategy
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ATTEST:

By: /s/ Jill M. Chapman
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Its: Benefits Director
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